Exhibit 99.1

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3 È¯Â›¹ʍ 0Âʒ Ió›Øó¯›ô M i ss i o n : t o i n c r ea s e t h e a cc e ss i b i l i t y o f n e w f o r m s o f i n v e s t i n g a nd c o mm e r c e f o r o u r h i g h l y - e n g a g e d customer base • =›‚•¯© 9‚Õ‚Â›Ü› ØöÕãÈ ›õ‚©› ÈÁÕ‚Âö • IÕ›Ø‚ã›Ü ÈÂ› È¨ ã› ¼‚Ø©›Üã •ÈÁ›Üã¯ Áç¼ã¯ ʣ ØöÕãÈçØØ›Âö Á‚Ø¹›ãÕ¼‚›Ü ‚Â•ØöÕãÈ ‚ÜÜ›ã ›õ‚©›Ü ¯Â 9‚Õ‚Â • ]›Øó¯›Ü ÜçÕÕÈØã¯© ɹɶ ØöÕãÈçØØ›Âö ãÈ¹›ÂÜ ‚ØÈÜÜ ÈçØ B‚Ø¹›ãÕ¼‚› ‚Â• õ‚©› Õ¼‚ã¨ÈØÁÜ ¨ÈØ ãØ‚•¯© ‚Â• çÜãÈ•öʍ ‚Ü ô›¼¼ ‚Ü Èã›Ø ØöÕãÈ ‚ã¯ó¯ã¯›Ü ¯Â¼ç•¯© 0¯ã¯‚¼õ‚©› I¨¨›Ø¯©Ü ʞ0IÜʟ ‚Â• C(dÜ • Y›©¯Üã›Ø›• ØöÕãÈ ‚ÜÜ›ã ›õ‚©› Ü›Øó¯› ÕØÈó¯•›Ø ô¯ã ã› (¯Â‚Â¯‚¼ ]›Øó¯›Ü ©›Âö È¨ 9‚Õ‚Â ʞ9(]ʟ • ]çŽÜ¯•¯‚Øö È¨ BÈÂ›õ *ØÈçÕʍ ‚ •¯ó›ØÜ¯¨¯›• ¨¯Â‚Â¯‚¼ Ü›Øó¯›Ü ÈÁÕ‚Âö ÕçŽ¼¯¼ö ¼¯Üã›• ÈÂ ã› dÈ¹öÈ ]ãÈ¹ õ‚©› =›‚•¯© 9‚Õ‚Â›Ü› ØöÕãÈ ŽçÜ¯Â›ÜÜ ¯Â ÕØÈ›ÜÜ È¨ ¼¯Üã¯© ÕçŽ¼¯¼ö ¯Â ã› hʒ]ʒ Who is C o i n c h e c k Process Update Coincheck is undergoing a business combination with Thunder Bridge Capital Partners IV (“Thunder Bridge”) to become publicly listed in the United States • ÂÂÈçÂ›• ŽçÜ¯Â›ÜÜ ÈÁŽ¯Â‚ã¯ÈÂ ô¯ã ÜÕ›¯‚¼ ÕçØÕÈÜ› ‚×ç¯Ü¯ã¯ÈÂ ÈÁÕ‚Âö ʞ]VʟdçÂ•›Ø Ø¯•©› ¯Â B‚Ø ɸɶɸɸ ãÈ ¼¯Üã ÕçŽ¼¯¼ö ÈÂ ã› C‚Ü•‚× • 0Âã›Â• ãÈ çÜ› ÕçŽ¼¯ ¼¯Üã¯© ãÈ ‚›ÜÜ ©¼ÈŽ‚¼ ¯Âó›ÜãÈØ Ž‚Ü› ‚Â• çÜ› ÕçŽ¼¯ ÜãÈ¹ ‚Ü ‚×ç¯Ü¯ã¯ÈÂ çØØ›Âö • Y›©¯ÜãØ‚ã¯ÈÂ ]ã‚ã›Á›Âã ÈÂ (ÈØÁ ( ʣ ɺ Ž›‚Á› ›¨¨›ã¯ó› È¨ CÈó›ÁŽ›Ø ɷɸ ã ʍ ɸɶɸɺ • ]‚Ø›È¼•›Ø óÈã› ¯Ü Ü›•ç¼›• ¨ÈØ ››ÁŽ›Ø ɻ ã ʍ ɸɶɸɺ • õã›Â•›• ÈçãÜ¯•› •‚ã› ¨ÈØã›ØÁ¯Â‚ã¯ÈÂ •‚ã› È¨ çÜ¯Â›ÜÜ ÈÁŽ¯Â‚ã¯ÈÂ ©Ø››Á›Âã ô¯ãdçÂ•›Ø Ø¯•©› ãÈ 9‚Âç‚Øö ɸ Â• ɸɶɸɻ

4 IÂ› È¨ ã› =‚Ø©›Üã ØöÕãÈ V¼‚ã¨ÈØÁÜ ¯Â 9‚Õ‚Â d› È¯Â›¹ IÕÕÈØãç¯ãö Providing Japanese Customers & Institutions with Direct Access to the Global Crypto Economy Sou rc e : C ompa ny fi l in g s Note: Figures in JPY converted to USD based on exchange rate of 0.006607 as of 3/31/2024; Coincheck FY ended 3/31, Q'1 25 based on the 3 - month period ended June 30, 2024; 1 As of Jun - 2024; Does not include NFTs; 2 LTM figures represent 12 months ended Jun - 2024; Does not include NFTs; 3 Coincheck is also known as the Crypto Asset segment in Monex filings; 4 Represents J - GAAP accounting of customer assets which is calculated as the sum of crypto currencies deposited by customers and fiat currency deposited by customers; 5 EBITDA is a non - IFRS metric. Please refer to slide 17 for a reconciliation to its most comparable IFRS metric Broad Product Set x ›•¯‚ã›• ØöÕãÈ›õ‚©› ¨ÈØ Ø›ã‚¯¼ çÜãÈÁ›ØÜ x dØ‚•¯© Õ¼‚ã¨ÈØÁ¨ÈØ ÕØÈ¨›ÜÜ¯ÈÂ‚¼ ãØ‚•›ØÜ x C(d Á‚Ø¹›ãÕ¼‚› x YÈŽçÜã ÜÕØ›‚• ʣ Ž‚Ü›• ŽçÜ¯Â›ÜÜ ÁÈ•›¼ ô¯ã ÕÈã›Âã¯‚¼ ¨ÈØ ¯© ¯ÂØ›Á›Âã‚¼ ÕØÈ¨¯ã‚Ž¯¼¯ãö x dÈØÈç© ö›ã Ü›‚Á¼›ÜÜ :y ‚Â• B= ÕØÈ›•çØ›Ü ‚Â• ÈÂŽÈ‚Ø•¯© Strong track record of growth and “first crypto account” status 2.0M+ accounts 1 30 supported cryp t o ass e ts 1 $4.9B custome r ass e t s 1, 4 $1.8B L T M Q’ 1 2 5 M a rketpla c e trading value 2 27% F Y 2 4 YoY rev en u e growth 3 $30mm LT M Q’ 1 2 5 EB I T D A 2 , 5

5 w›¼¼ ʣ VÈÜ¯ã¯ÈÂ›• ¯Â ‚ =‚Ø©› ‚Â• Y‚Õ¯•¼ö *ØÈô¯© B‚Ø¹›ã Üã‚Ž¼¯Ü›• =›‚•›Ø IÕ›Ø‚ã¯© ‚ã ]‚¼› ¯Â 9‚Õ‚ÂʭÜ .¯©¼ö Y›©ç¼‚ã›• B‚Ø¹›ã .¯©¼ö ʣ ©‚©›• çÜãÈÁ›Ø ‚Ü› dØ‚¹ Y›ÈØ• È¨ ÈÂã¯Âç›• 0ÂÂÈó‚ã¯ÈÂ ˬ =›‚•›ØÜ¯Õ ]¯©¯¨¯‚Âã *ØÈôã VÈã›Âã¯‚¼ ãØÈç© VØÈ•çã ˬ 0Âã›ØÂ‚ã¯ÈÂ‚¼ õÕ‚ÂÜ¯ÈÂ ]ãØÈ© B‚Â‚©›Á›Âã d›‚Á ãÈ ]çÕÕÈØã Y›©¯ÈÂ‚¼ ˬ *¼ÈŽ‚¼ *ØÈôã YÈŽçÜã (¯Â‚Â¯‚¼ BÈ•›¼ ô¯ã VÈã›Âã¯‚¼ ¨ÈØ .¯© 0ÂØ›Á›Âã‚¼ VØÈ¨¯ã‚Ž¯¼¯ãö ÈÂãØÈ¼¼›• õÕ›ÂÜ›Ü ‚Â •¸çÜã ‚Ü›• ÈÂ B‚Ø¹›ã ÈÂ•¯ã¯ÈÂÜ È¯Â›¹ ¯Ü ‚ ÈÁÕ›¼¼¯© ¯©¯ã‚¼ ÜÜ›ã V¼‚ã¨ÈØÁ

6 =‚Ø©› ‚Â• ããØ‚ã¯ó› B‚Ø¹›ã ¯Â ‚Ø¼ö ]ã‚©›Ü È¨ •ÈÕã¯ÈÂ x 9 ‚ Õ ‚ Â ¯ Ü ã › 4 t h l a r g e s t g l o b a l e c o n o m y ʞ˚ɺʒɸãÂ *Vʟ ɻ ʍ ô¯ã ‚ ©ØÈô¯© ‚Â• ¯ÂØ›‚Ü¯©¼ö ÜÈÕ¯Üã¯‚ã›• ç¯ó›ØÜ› È¨ ¯Âó›ÜãÈØÜ Ü››¹¯© ô›‚¼ã ©›Â›Ø‚ã¯ÈÂ ÈÕÕÈØãç¯ã¯›Ü x I¼ö ɽʒɽ˩ ɸ È¨ 9‚Õ‚Â›Ü› ÕÈÕç¼‚ã¯ÈÂ ÈôÂÜ ØöÕãÈ ʞóÜʒ ɷɽ˩ ɼ È¨ h] ÕÈÕç¼‚ã¯ÈÂʟʍ Ø›¨¼›ã¯© ã› nascency È¨ ã› 9‚Õ‚Â›Ü› Á‚Ø¹›ã x w›¼¼ ÕÈÜ¯ã¯ÈÂ›• ãÈ Ü›Øó¯› ‚ ¼‚Ø©›¼ö çÂ•›ØÜ›Øó›• ¼È‚¼ institutional investor base x 9‚Õ‚ÂʭÜ thoughtful crypto regulation ÁÈ•›¼ ¯Ü •›Ü¯©Â›• ‚ØÈçÂ• ÕØÈã›ã¯© ã› ÈÂÜçÁ›Ø Crypto Penetration in Japan Massive Untapped Market Opportunity Japan Germany United Kingdom China United States Source: Statistics Bureau of Japan; Japan Virtual and Crypto assets Exchange Association; The 2022 Geography of Cryptocurrency Report: Analysis of Geographic Trends in Cryptocurrency Adoption and Usage by Chainalysis, September 2022; Morning Consult; Associated Press Note: 1 As of Mar - 2024; 2 As of Mar - 2024, according to data from the JVCEA; 3 As of Jun - 2024; Does not include NFTs ; 4 Index of crypto adoption determined by rating 146 countries’ peer - to - peer exchange trade volume and on - chain cryptocurrency and retail value received at centralized exchanges and from DeFi protocols from 0 (lowest rank) to 1 (highest rank) by Chainalysis in September 2022; 5 Per Associated Press February 2024 article titled “Japan slips into a recession and loses its spot as the world’s third - largest economy” as of end of 2023; 6 As of January 2024, according to Morning Consult 9.9M 2 124M 1 J a p a n P o p u l a t i o n J a p a n C r y p t o C o mm un i t y ~ 2 . 1 M 3 C o i n c h e c k U s e r B a s e C r y p t o Ad op t i on b y Ma rke t S n ap s h o t 4 Today, Japan’s digital asset adoption is relatively low, representing an opportunity to ‘catch - up’ to countries of similar economic size 0.339 0.387 0.473 0.535 0.653

Stablecoins (u s e d f or p a ym e nts ) Tra v e l rule Lic e n si n g / R e gist ratio n R e g ul a tor y fram e w o r k Jurisdiction 0Â•¯‚ 0ã‚¼ö =‚ãó¯‚ =çõ›ÁŽÈçØ© B‚¼ã‚ B‚çØ¯ã¯çÜ CÈØô‚ö VÈ¼‚Â• VÈØãç©‚¼ X‚ã‚Ø ]¯©‚ÕÈØ› ]¼Èó‚¹¯‚ ]Èçã ¨Ø¯‚ ]ô¯ãú›Ø¼‚Â• d‚¯ô‚Â 7 dçØ¹›ö h¯ã›• Ø‚Ž Á¯Ø‚ã›Ü Stablecoins (u s e d f or p a ym e nts ) Tra v e l rule Lic e n si n g / R e gist ratio n R e g ul a tor y fram e w o r k Jurisdiction Japan h¯ã›• ]ã‚ã›Ü h¯ã›• :¯©•ÈÁ çÜãØ‚¼¯‚ çÜãØ¯‚ ‚‚Á‚Ü ‚Ø‚¯Â ‚Â‚•‚ ‚öÁ‚Â 0Ü¼‚Â•Ü ›ÂÁ‚Ø¹ ÜãÈ¯‚ (Ø‚Â› *›ØÁ‚Âö *¯ŽØ‚¼ã‚Ø .È© :È© .ç©‚Øö 9‚Õ‚Â ]ã‚Â•Ü Içã ‚Ü ‚ B‚Ø¹›ã ¨ÈØ ØöÕãÈ ã¯ó¯ãö =›©¯Ü¼‚ã¯ÈÂ ʘ Y›©ç¼‚ã¯ÈÂ ¯Â Õ¼‚› ã¯ó› Ø›©ç¼‚ãÈØö ›Â © ‚©›Á›Âã Y›©ç¼‚ãÈØö ÕØÈ›ÜÜ ÂÈã ¯¯ã¯‚ã›• Source: PwC Global Crypto Regulation Report 2024 Note: Regulatory assessment is based on the analysis undertaken by individual PwC member firms ØöÕãÈ Ø›©ç¼‚ã¯ÈÂ ‚ã ‚ ©¼‚Â›

8 =›‚•›Ø ¯Â 9‚Õ‚ÂʭÜ .¯©¼ö Y›©ç¼‚ã›• B‚Ø¹›ã È¯Â›¹ ¯Ü ‚ Ü‚Ø› ‚ÜÜ›ãʍ ÈÕ›Ø‚ã¯© ‚ã Ü‚¼› =›‚•¯© 9‚Õ‚Â›Ü› ØöÕãÈ ‚ÕÕ ]‚Ø› È¨ 9‚Õ‚Â Á‚Ø¹›ã ʞŽö ‚ÈçÂãÜʟ ɷ Strong market share driven by trusted and recognized brand, robust relative product offering, and strong customer experience Source: AppTweak; Japan Virtual and Crypto assets Exchange Association Note: Figures are approximate based on rounding; 1 As of Jun - 2024; 2 Based on downloads among Japanese crypto asset exchange apps between 2019 - 2023; 3 As of June. 30, 2024 ■ È¯Â›¹ ˛ Iã›Ø 9‚Õ‚Â›Ü› ›õ‚©›Ü 2 0% 8 0% 10.4M No . 1 do m e s t i c m a r k e t s ha r e fo r 5 c on s e c u t i v e y ear s 2 6 . 5 1 m illi o n d o w n l o a ds 3

9 19% 3 4% 2 7% 14% 6% .¯©¼ö ʣ ©‚©›• çÜãÈÁ›Ø ‚Ü› Coincheck’s platform strongly aligns with its user base, offering products and services that cater towards a young demographic Note: Figures are approximate based on rounding; 1 As of Jun - 2024 ˛ ɸɶÜ ˬ çÂ•›Ø ˛ ɹɶÜ ˛ ɺɶÜ ˛ ɻɶÜ ˛ ɼɶÜ ˬ Èó›Ø Users by Age 1 Customer - Centric Product Strategy È¯Â›¹ʭÜ ÕØÈ•çã ‚Â• ŽçÜ¯Â›ÜÜ ÜãØ‚ã›©ö ¯Ü ¯¨ÈØÁ›• Žö ¯ãÜ çÜãÈÁ›Ø •›ÁÈ©Ø‚Õ¯Üʍ ô¯ã ŽØÈ‚• ãÈ¹›Â Èó›Ø‚©›ʍ C(d ÜçÕÕÈØãʍ ‚Â•w›Žɹ ‚¼¼ ‚ÕÕ›‚¼¯© ãÈ Á¯¼¼›Â¯‚¼ ‚Â• ¼‚ã›Ø ©›Â›Ø‚ã¯ÈÂÜ x ›•¯‚ã›• C(d Á‚Ø¹›ãÕ¼‚› x õÕÈÜçØ› ãÈ Ø›©ç¼‚ã›• •¯©¯ã‚¼ ‚ÜÜ›ãÜ x BÈŽ¯¼› ʣ Â‚ã¯ó› çÜ›Ø ¯Âã›Ø¨‚› ʞ‚ÕÕʟ x ]›‚Á¼›ÜÜ :y ÈÂŽÈ‚Ø•¯© ó¯‚ ÁÈŽ¯¼› ‚ÕÕ 50%+ of users are in their 30s and younger 1

10 IçØ Y›ó›Âç› BÈ•›¼ Sou rc e : C ompa ny fi l in g s Note: Figures in JPY converted to USD based on exchange rate of 0.006607 as of 3/31/2024; All figures for Coincheck FY24, being the 12 months ended 3/31/2024 T r ansa c t i on Revenue 92.5% of Total Revenue Transaction Volume (Marketplace) Sp r ead 3.42% Av e r ag e Spre a d $1.5B Total FY24 Volume X Total Revenue Non - Transaction Revenue NFTs Initial Exchange Offering Wholesale services Cryptocurrency subscriptions Deposit and Withdrawal Fees (Crypto + Fiat) 7.5% of Total Revenue

11 ˚ ɿɺ ʒɿ ˚ɸɹʒɹ ˚ɻʒɻ ʞ˚ɸʒɺʟ FY23 FY24 Q'1 25 ˚ɸʒɿ ˚ɹʒɾ ˚ɷʒɶ ˚ɷʒɻ ˚ɶʒɻ F Y 21 F Y 22 F Y 23 F Y 24 Q'1 25 ˚ɹʍɺɼɻʒɷ ˚ɷʍɷ ɼɿ ʒɶ ˚ɷʍɺɾɶʒɺ ˚ɺɿɽʒɻ F Y 21 F Y 22 F Y 23 F Y 24 Q '1 25 F Y 22 Y›ó›Âç› ʞ˚Bʟ ‚Â• yÈy ˩ ©ØÈôã ɷʍ ɸ +32% (74% ) +27% ˚ɺʍɻɼɻʒɻ YÈŽçÜã (¯Â‚Â¯‚¼ BÈ•›¼ ô¯ã .¯© 0ÂØ›Á›Âã‚¼ VØÈ¨¯ã‚Ž¯¼¯ãö dØ‚¹ Ø›ÈØ• È¨ ÜãØÈ© ‚ÈçÂã ©ØÈôã ‚Â• ‚Ž¯¼¯ãö ãÈ Á‚Â‚©› ›õÕ›ÂÜ›Ü ãÈ •Ø¯ó› ÕØÈ¨¯ã‚Ž¯¼¯ãö CçÁŽ›Ø È¨ ‚ÈçÂãÜ ʞBʟ ‚Â• yÈy ˩ ©ØÈôã ɷ B‚Ø¹›ãÕ¼‚› dØ‚•¯© tÈ¼çÁ› ʞ˚ʟ ɷ 0d ʞ˚Bʟ ɷʍ ɹ Source: Company filings; Company information Note: Figures in JPY converted to USD based on exchange rate of 0.006607 as of 3/31/2024; Revenue growth rates reflect YoY % growth in JPY; Coincheck FY ended 3/31; Figures for Q1’25 (excluding number of accounts) are calculated based on the 3 - month accounting period from April to June 2024; 1 As of end of Coincheck FY ended 3/31; Figures for Q’1 25 (excluding Number of accounts) are calculated based on the 3 - month accounting period from April to June 2024. 2 Coincheck is also known as the Crypto Asset segment in Monex filings; 3 EBITDA is a non - IFRS metric. Please refer to slide 17 for a reconciliation to its most comparable IFRS metric ɷʒɸ ɷʒɼ ɷʒɾ F Y 21 F Y 22 F Y 23 F Y 24 Q'1 25 + 3 4% + 1 1% + 1 0% ɸʒɶ + 4% ɸʒɷ

12 1 0 0 0 0 1 11 10 13 4 1 1 1 1 1 1 7 5 6 9 8 17 20 8 8 45 7 7 7 7 3 3 2 3 2 4 6 2 1 3 3 21 18 24 23 20 31 31 64 63 23 110 127 81 46 57 55 39 35 27 25 21 43 ɶ ɸɶ ɺɶ ɼɶ ɾɶ ɷ ɶ ɶ ɷɸɶ ˚ ɷɺɶ ɶ ɻ ɷɶ ɷɻ ɸɶ ɸɻ ɹɶ ɹɻ ɺɶ ɺɻ ˚ Á Á ɻɶ ÕØʒ ʣ 9çÂʒ 9ç¼ʒ ʣ ]›Õʒ Iãʒ ʣ ›ʒ 9‚Âʒ ʣ B‚Øʒ ÕØʒ ʣ 9çÂʒ 9ç¼ʒ ʣ ]›Õʒ Iãʒ ʣ ›ʒ 9‚Âʒ ʣ B‚Øʒ ÕØʒ ʣ 9çÂʒ 9ç¼ʒ ʣ ]›Õʒ Iãʒ ʣ ›ʒ 9‚Âʒ ʣ B‚Øʒ ÕØʒ ʣ 9çÂʒ 9ç¼ʒ ʣ ]›Õʒ Iãʒ ʣ ›ʒ 9‚Âʒ ʣ B‚Øʒ ÕØʒ ʣ 9çÂʒ 9ç¼ʒ ʣ ]›Õʒ Iãʒ ʣ ›ʒ 9‚Âʒ ʣ B‚Øʒ ÕØʒ ʡ 9çÂʒ ɸɶɷɿ ɸɶɸɶ ɸɶɸɷ ɸɶɸɸ ɸɶɸɹ ɸɶɸɺ Marketing costs for customer acquisition (bar chart, left axis) 1 Revenue generated from the users who completed KYC process during each quarter (bar chart, left axis) 2 Cost per acquisition (line chart, right axis) ÈÂãØÈ¼¼›• õÕ›ÂÜ›Ü ‚Â •¸çÜã ‚Ü›• ÈÂ B‚Ø¹›ã ÈÂ•¯ã¯ÈÂÜ Source: Company information; Messari Note: Figures in JPY converted to USD based on exchange rate of 0.006607 as of 3/31/2024; Coincheck FY ended 3/31; 1 Marketing costs for customer acquisition represents total advertising and promotion expenses; 2 Cost per acquisition calculated by dividing the marketing costs for customer acquisition by number of new verified users during the quarter Y›ó›Âç› Â• dÈã‚¼ B‚Ø¹›ã¯© ÈÜãÜ (ÈØ çÜãÈÁ›Ø ×ç¯Ü¯ã¯ÈÂ ʞB‚Ø¹›ãÕ¼‚› V¼‚ã¨ÈØÁʟ È¯Â›¹ ‚•¸çÜãÜ Á‚Ø¹›ã¯©›õÕ›ÂÜ› Ž‚Ü›• ÈÂ ã› Á‚Ø¹›ã ›Âó¯ØÈÂÁ›Âãʍ ô¯¼› Á‚¯Âã‚¯¯© ‚Ž¯¼¯ãö ãÈ ‚ããØ‚ã ¯© ×ç‚¼¯ãö çÜãÈÁ›ØÜ

13 IçØ *ØÈôã ]ãØ‚ã›©ö Solidify position as leading Japanese crypto exchange and deepen market penetration Advance the growth of the crypto ecosystem in both Japan and globally with growth in non - transaction - based offerings (e.g., IEOs, subscriptions) Introduce new digital asset - based products and capabilities, such as asset management Capitalize on longer - term Japanese institution opportunity in crypto by leveraging trusted brand Pursue strategically accretive investments and acquisitions in domestic exchange market and emerging crypto / blockchain technologies

14 çÜ¯Â›ÜÜ hÕ•‚ã› È¯Â›¹ ÈÂã¯Âç›Ü ãÈ ‚ããØ‚ã çÜãÈÁ›ØÜ ‚Ü ‚ ØöÕãÈ ‚ÜÜ›ãÜ ãØ‚•¯© Õ¼‚ã¨ÈØÁ ¯Â 9‚Õ‚Â È¯Â›¹ Üã‚Øã›• ‚¯Ø¯© dt ÈÁÁ›Ø¯‚¼Ü ÈÂ B‚ö ɿʍ ɸɶɸɺ ãÈ ‚×ç¯Ø› Â›ô çÜãÈÁ›ØÜ ‚Â• ¨ÈÜã›Ø ¯ãÜ ŽØ‚Â• ‚ô‚Ø›Â›ÜÜʒ 2.0M+ accounts ( + 79 K Q o Q ) =›‚•¯© Á‚Ø¹›ã Ü‚Ø› ô¯ã ‚ÕÕØÈõ¯Á‚ã›¼ö ɸɶ˩ ɷ Ü‚Ø› È¨ ó›Ø¯¨¯›• ‚ÈçÂãÜ CçÁŽ›ØÈ¨ ãÈ¹›ÂÜ ÜçÕÕÈØã›• ‚ØÈÜÜ ÈçØ B‚Ø¹›ãÕ¼‚› ‚Â• õ‚©› Õ¼‚ã¨ÈØÁÜ ¨ÈØ ãØ‚•¯© ‚Â• çÜãÈ•ö 30 coins 1 dt ÈÁÁ›Ø¯‚¼Ü È¯Â›¹ ÁÈŽ¯¼› ‚ÕÕ È¯Â›¹ ¨ÈØ çÜ¯Â›ÜÜ È¯Â›¹ ‚Ü ‚ ©ØÈô¯© Üç¯ã› È¨ ¯ÂÜã¯ãçã¯ÈÂ‚¼ È¨¨›Ø¯©Üʍ ÂÈã‚Ž¼ö 0¯ã¯‚¼ õ‚©› I¨¨›Ø¯©Ü ʞ0IÜʟʌ x 0Â ÈÁÕ¼¯‚Â› ô¯ã ©ç¯•›¼¯Â›Ü •›ó›¼ÈÕ›• Žö ã› 9tʍ ô› ÈÂ•çã›• ã› ¨¯ØÜã ‚ÕÕØÈó›• 0I¯Â 9‚Õ‚Âʍ ô¯ ɼɹʍɾɻɹ çÜ›ØÜ ‚ÕÕ¼¯›• ãÈ ‚Â• ô‚Ü Èó›ØÜçŽÜØ¯Ž›• Žö ɸɺ ã¯Á›Üʒ x Iã›Ø ›õ‚ÁÕ¼›Ü È¨ 0IÜ ô› ‚ó› ¨‚¯¼¯ã‚ã›• ¯Â¼ç•›Ø¯¼¼¯‚ÂãØöÕãÈʍ ‚Â *‚Á›(¯ ŽçÜ¯Â›ÜÜ ã‚ã çã¯¼¯ú›Ü Ž¼È¹‚¯Â ã›ÂÈ¼È©öʍ ‚Â• (‚ÂÕ¼‚ʍ ‚ ¨‚Â ¼çŽ ÜÈ¯‚¼ Õ¼‚ã¨ÈØÁʒ Sou rc e : JV C EA Note: ¹ As of Jun - 2024; QoQ increase reflects change from number of verified accounts as of Mar - 24 to Jun - 24

15 ]¯©¯¨¯‚Âã V¯¹ ʣ çÕ ¯Â ØöÕãÈ B‚Ø¹›ã Âó¯ØÈÂÁ›Âã d VØ¯› óÈ¼çã¯ÈÂ Èó›Ø ã› V‚Üã ɷɸ BÈÂãÜ ɷ Source: Company filings, news articles, FactSet Note: As of November 11, 2024; 1 CoinMarketCap as of November 11, 2024 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 No v - 2 3 Ja n - 2 4 M a r - 2 4 M a y - 2 4 Jul - 24 S ep - 2 4 No v - 2 4 B it c o in +137% $88,728 J anua r y 202 4 : Bitcoin ETF Approval May 20 2 4: Et h e r E T F Approval No v ember 2024: U.S. Election Y››Âã B‚Ø¹›ã ]›Âã¯Á›Âã “Time for Crypto to Put the Pedal to the Floor – Trump's victory presents a unique opportunity to reshape regulation and ensure no future SEC Chair can hamstring the industry again.” Coindesk 11/12/2024 “Bitcoin Price Sets Another Record as Post - Election Rally Continues” New York Times 11/11/2024 “The Crypto World Is Preparing for a Renaissance Under Trump” Wall Street Journal 11/10/2024 “Bitcoin Hits Another Record High in ‘Undeniable Bull Market ’ – President - elect Trump’s crypto ardor is energizing the market; digital - asset traders predict a friendlier regulatory backdrop.” Bloomberg 11/10/2024

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17 0d Y›ÈÂ¯¼¯‚ã¯ÈÂ LTM Q’1 25 Q’1 25 FY24 FY23 FY22 ($M) $17.7 $2.9 $13.0 ($3.7) $64.7 C›ã VØÈ¨¯ã ʞ=ÈÜÜʟ 8.0 1.4 5.8 (1.9) 27.2 ʞ˟ʟ 0ÂÈÁ› d‚õ õÕ›ÂÜ›Ü ʞ›Â›¨¯ãÜʟ 25.6 4.3 18.8 (5.6) 92.0 VØÈ¨¯ã ʞ=ÈÜÜʟ Ž›¨ÈØ› 0ÂÈÁ› d‚õ›Ü 0.1 0.0 0.0 0.0 0.0 ʞ˟ʟ 0Âã›Ø›Üã õÕ›ÂÜ› 4.7 1.2 4.5 3.2 3.0 ʞ˟ʟ ›ÕØ›¯‚ã¯ÈÂ ˬ ÁÈØã¯ú‚ã¯ÈÂ $30.4 $5.5 $23.3 ($2.4) $94.9 0d Source: Company filings; Company information Note: Figures in JPY converted to USD based on exchange rate of 0.006607 as of 3/31/2024; Coincheck FY ended 3/31

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